UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 2, 2020

CLEANSPARK, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-39187	87-0449945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 S. 1800 West, Suite 3

Woods Cross, Utah 84087

(Address of Principal Executive Offices)

(702) 941-8047

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 7, 2020, CleanSpark, Inc., a Nevada corporation (the “Company”) executed that certain first amendment to 2017 Equity Incentive Plan to increase its option pool from 300,000 to 1,500,000 shares of common stock (the “Plan Amendment”).

The approval of the Plan Amendment was previously granted by the board of directors of the Company and its stockholders and notice of such action was provided to the Company’s stockholders in a Definitive Information Statement on Schedule 14C filed with the Commission on July 28, 2020. A copy of the Plan Amendment was filed as Appendix B thereto and is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

On October 2, 2020, the Company filed a Certificate of Amendment to its Articles of Incorporation with the Nevada Secretary of State to increase its authorized shares of common stock to 35,000,000.

The approval of the authorized share increase was previously granted by the board of directors of the Company and its stockholders and notice of such action was provided to the Company’s stockholders in a Definitive Information Statement on Schedule 14C filed with the Commission on July 28, 2020. A copy of the Certificate of Amendment was filed as Appendix A thereto and is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description

3.1	Certificate of Amendment to Articles of Incorporation of CleanSpark, Inc., filed on October 2, 2020 (1)

10.1	First Amendment to CleanSpark, Inc. 2017 Equity Incentive Plan, effective as of October 7, 2020 (2)

(1)	Form of such exhibit was previously included as Appendix A to our definitive Proxy Statement on Schedule 14A filed on July 28, 2020 and incorporated by this reference.

(2)	Form of such exhibit was previously included as Appendix B to our definitive Proxy Statement on Schedule 14A filed on July 28, 2020 and incorporated by this reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEANSPARK, INC.

Dated: October 8, 2020	By:	/s/ Zachary K. Bradford
Zachary K. Bradford
Chief Executive Officer and President

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